Income Taxes (Components of Deferred Income Tax) (Details) - USD ($) $ in Thousands	Mar. 31, 2017	Mar. 31, 2016
Deferred income tax assets (liabilities):
Net operating loss carry forwards		$ 106
Provision of employee benefits	392	331
Depreciation and amortization	(9)	901
Revenue and cost of sales recognized for financial reporting purpose before being recognized for tax purpose	(1,170)	(1,153)
Others	64	(56)
Less: Valuation allowances	(166)	(954)
Net deferred income tax liabilities	$ (889)	$ (825)